UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 25, 2008

PETROSOUTH ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-130673	20-8756823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20333 State Highway 249, Suite 200 – 11, Houston, TX 77070-26133
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code	(281) 378-1563

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclsoure

On March 25, 2008 we entered into a letter of intent (“LOI”) with Slope County Oil Company to acquire their existing leases in the Spring Creek Red River Prospect for the payment of $240,000 and $7,500 in geologist fees.

Item 9.01.	Financial Statements and Exhibits.

99.1	March 25, 2008 letter of intent with Slope County Oil Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROSOUTH ENERGY CORP.

/s/ Fred Zaziski
Fred Zaziski
President

Date: April 3, 2008